UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

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The following is a letter sent to shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”) in a mailing commenced on October 13, 2015:

October 13, 2015

Dear Cracker Barrel Shareholders:

At the Cracker Barrel Annual Meeting of Shareholders, to be held on November 12, 2015, you are being asked to vote on the election of the Company’s nine directors and several other proposals, including, importantly, the approval of the Company’s Shareholder Rights Plan. We believe this is a critical choice for you to make in protecting your investment.

By way of background, a Shareholder Rights Plan substantially identical to the version up for approval now has been in place since shareholders overwhelmingly approved it at our 2012 annual meeting. That Plan was adopted as a response to the rapid open-market acquisition program by Biglari Holdings of our outstanding common stock. That Plan expired on April 9, 2015 and the Board of Directors, acting after thoughtful deliberation and in what it believes to be in the best interest of all Cracker Barrel shareholders, approved and implemented a substantially identical Plan for an additional three years, subject to shareholder approval at this year’s Annual Meeting.

As we sit here today, Biglari Holdings remains a threat: with a 19.7% ownership position in Cracker Barrel, we believe that Sardar Biglari desires a controlling stake in our Company. By keeping this Plan in place, our shareholders will continue to be protected from Biglari Holdings, or any other party, who tries to accumulate a potentially controlling position in the Company through any takeover strategies that do not provide ALL Cracker Barrel shareholders an equal opportunity to benefit from a change in control premium.

BIGLARI’S ACTIONS WITHIN HIS OWN COMPANY CONTINUE TO MAKE HIM A THREAT TO CRACKER BARREL SHAREHOLDERS

We believe Mr. Biglari’s questionable governance track record within his own company speaks volumes as to why Cracker Barrel needs the continued protections of a Shareholder Rights Plan. In recent years, Mr. Biglari has pursued numerous tactics that, in our view, seem designed primarily to gain unchallenged control of Biglari Holdings for Mr. Biglari at the expense of his own shareholders. This has included advocating for a dual-class stock structure that would reserve a higher proportion of the voting power to shares controlled by Mr. Biglari, installing a lucrative licensing agreement for the use of his own name that would make any move to replace Mr. Biglari as CEO difficult and costly, altering voting bylaws in his favor and utilizing shareholder money to acquire a controlling stake in a publicly traded company of which he is already the Chairman and CEO.

For more information on Mr. Biglari’s track record of poor governance actions we encourage you to review the presentation available on the Cracker Barrel investor website at investor.crackerbarrel.com.

PROTECTING SHAREHOLDER VALUE THROUGH THE RIGHTS PLAN

The Plan before you for approval is not intended to prevent a takeover or deter fair offers for securities of the Company. To the contrary, it is designed to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors prior to attempting a takeover and contains a “qualifying offer” provision which allows for all-cash, fully financed tender offers to proceed without triggering rights under the Plan. This should enable all shareholders to realize the full value of their investment in our Company. We believe this Plan is shareholder friendly and provides effective protection against creeping acquisitions of control and other abusive takeover tactics.

If shareholders approve the Plan at the Annual Meeting, it will remain effective through April 9, 2018. Therefore, it is important that shareholders vote to maintain this critical protection.

CRACKER BARREL CONTINUES TO DELIVER SUPERIOR RESULTS

Fiscal year 2015 was a year of continued success on many fronts as we demonstrated the strength of the differentiated brand and our ability to execute effectively on our strategic initiatives to generate strong results. During the year, we drove increased traffic which resulted in comparable-store restaurant sales growth of more than 5% and earnings per share growth of more than 20%. We also generated $334 million in cash from operations, which allowed us to increase our quarterly dividend and declare a special dividend.

The success of 2015 builds on our strong existing track record of executing on our growth initiatives and creating value for shareholders. In fact, Cracker Barrel has delivered total shareholder returns of 65%, 172%, and 261%, respectively, during the last one-, three- and five-fiscal year periods, substantially outperforming the S&P MidCap 400® index.

As we continue to execute on our proven strategic priorities, we believe it is vitally important to have a Rights Plan in place that protects against Biglari Holdings or another third party potentially derailing the momentum we have achieved and allows management and the Board to remain focused on delivering superior returns for all of our shareholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SHAREHOLDER RIGHTS PLAN

Whether or not you expect to be present at the Annual Meeting, please vote and submit your proxy as soon as possible via the Internet, by phone, or if you have requested to receive printed proxy materials, by mailing a proxy card enclosed with those materials.

If you have any questions or require assistance with voting your proxy card, please call MacKenzie Partners, Inc., toll-free, at (800) 322-2885.

Sincerely,

Sandra B. Cochran

President and Chief Executive Officer

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2015 annual meeting of shareholders to be held on November 12, 2015. On October 2, 2015, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

The following materials were first used in a presentation to investors on October 12, 2015 and posted to the Company’s Investor Relations website, investor.crackerbarrel.com.

Fall 2015 – Investor Presentation Delivering a Best-in-Class Guest Experience and Exceptional Shareholder Returns

Important Additional Information
Cracker
Barrel
Old
Country
Store,
Inc.
(the
“Company”)
urges
caution
in
considering
current
trends
and
earnings
guidance
disclosed
in
this
presentation.
Except
for
specific
historical
information,
matters
discussed
in
this
presentation
are
forward
looking
statements
that
involve
risks,
uncertainties
and
other
factors
that
may
cause
actual
results
and
performance
of
the
Company
to
differ
materially
from
those
expressed
or
implied
in
this
discussion.
All
forward-looking
information
is
provided
pursuant
to
the
safe
harbor
established
under
the
Private
Securities
Litigation
Reform
Act
of
1995.
More
detailed
information
on
risks,
uncertainties
and
other
factors
is
provided
in
the
Company’s
filings
with
the
U.S.
Securities
and
Exchange
Commission
(“SEC”),
press
releases
and
other
communications.
The
Company,
its
directors
and
certain
of
its
executive
officers
may
be
deemed
to
be
participants
in
the
solicitation
of
proxies
from
the
Company’s shareholders in connection with the matters to be considered at the Company’s 2015 annual meeting of shareholders to be held on
November 12, 2015. On
October 2, 2015, the Company filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the
SEC in connection with any such solicitation of proxies from the Company’s shareholders. INVESTORS AND SHAREHOLDERS ARE
STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS
FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT
INFORMATION. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the
SEC
for no charge at the SEC’s website at
www.sec.gov. Copies are also available at no charge at the Investor
Relations section of our corporate website at
www.crackerbarrel.com.

I.
Cracker Barrel’s Track Record –
Delivering
Superior
Results
II.
Why We Are Here –
Protecting Shareholder Value
III.
Conclusion –
Vote to Approve the Shareholder Rights Plan
Table of Contents
Appendix –
Additional Materials

W
S

COARSE GROUND GRITS
Pancake
Coffee

Cracker Barrel

Old Country Store

I. CBRL’s Track Record – Delivering Superior Results

35 %
30 %
25 %
20 %
15 %
10 %
5 %
0 %
A B C D E F G H I J K L M N O P Q R S T U V W X Y Z A1 A2
Brands

Restaurant News
CONSUMER PICKS
#1 FAMILY RESTAURANT
2011, 2012, & 2013
THE 2015 FamilyFun TRAVEL AWARDS
GOLDEN CHAIN 2014

4

Cracker
Barrel’s
Heritage
–
Pleasing
People
Since
1969
Source:
Public
filings,
Technomic
and
Company
website
(1)
Percentages
represent
each
day-part’s
percentage
of
restaurant
sales
in
FY2015.
(2)
Brands
include:
A:
The
Cheesecake
Factory,
B:
P.F.
Chang's
China
Bistro,
C:
Bonefish
Grill,
D:
Buffalo
Wild
Wings
Grill
&
Bar,
E:
Olive
Garden,
F:
Texas
Roadhouse,
G:
Famous
Dave's,
H:
Red
Lobster,
I:
California
Pizza
Kitchen,
J:
IHOP,
K:
Outback
Steakhouse,
L:
Carrabba's
Italian
Grill,
M:
Romano's
Macaroni
Grill,
N:
Mimi's
Café,
O:
Waffle
House,
P:
On
The
Border
Mexican
Grill
&
Cantina,
Q:
BJ's
Restaurant
&
Brewhouse,
R:
Logan's
Roadhouse,
S:
LongHorn
Steakhouse,
T:
Bob
Evans,
U: Ruby Tuesday, V: TGI Friday's, W: Chili's Grill & Bar, X: Friendly's, Y: O'Charley's, Z: Shoney's, A1: Denny's, A2: Perkins Restaurants & Bakery.
Highly differentiated concept providing wholesome
connections to guests
635 old-fashioned country stores welcome ~6,700
guests a week
~$2.84bn in annual revenues; ~20% of annual revenues
coming from retail business
Welcome break for travelers across 42 states
The Cracker Barrel Concept
Lunch
Breakfast
Dinner
Diversified
Menu
and
Meal
Offerings
1
39%
37%
24%
Delivering a Recognized Guest
Experience
Technomic Brand Metrics Study -
Brand Uniqueness
Cracker Barrel is Perceived to be
More
Unique
Than
Competitors
2

CBRL Has Delivered Exceptional Shareholder Value Since
the Original Six Priorities Were Announced
Source:  Public filings, Bloomberg, market data as of 30-Sep-2015
Note:  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011.
(1)
Percentages based on number of shares voted excluding shares controlled by Biglari.
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
$150
$160
$170
Sep-2011
Mar-2012
Sep-2012
Mar-2013
Sep-2013
Mar-2014
Sep-2014
Mar-2015
Sep-2015
Daily from 12-Sep-2011 to 30-Sep-2015
$ 147.28
13-Sep-2011
New CEO Sandy
Cochran
announces
Strategic
Priorities
Proxy Vote I
20-Dec-2011
A majority of votes cast
by shareholders (~74% of
non-Biglari
shares)
1
are
for CBRL's slate of
directors
Proxy
Vote
II
15-Nov-2012
A majority of votes cast by
shareholders (~90% of non
-
Biglari
shares)
1
are for CBRL's
slate of directors, an even higher
percentage than 2011)
Proxy
Vote
III
13-Nov-2013
A majority of votes cast by shareholders
(~92% of non-Biglari
shares)
1
are for CBRL's
slate of directors. A majority of votes cast by
shareholders (~90% of non
-Biglari
shares)
1
are against a $20 per share special dividend
02-Jun-2015
CBRL announces special
dividend of $3.00 per share,
in addition to the quarterly
dividend of $1.10 per share
Proxy
Vote
IV
23-Apr-2014
A majority
of votes cast by
shareholders (~92% of non-
Biglari
shares)
1
are against
Biglari's proposals
26-Feb-2013
CBRL announces comparable store
traffic up 0.2%, the first quarter in more
than 10 years with positive comparable
store traffic against a prior-year quarter
with positive comparable store traffic
26-Sep-2013
CBRL
authorizes
new
$50mm share
repurchase plan
03-Oct-2014
CBRL
announces
quarterly dividend of
$1.00 and authorizes
new $25mm share
repurchase plan
+276.6%
CAGR: 39.3%
26-Apr-2012
CBRL
announces
comparable store restaurant
sales up 3.1% for the
quarter and a 60% increase
in its quarterly dividend
24-Feb-2015
CBRL announces comparable store
restaurant sales up 7.9% and increases
earnings per
share
guidance
for 2015
to $6.40 to $6.50 from $5.95 to $6.10
the previous quarter

CBRL Stock Price has Outperformed Its Benchmarks…
Since
Announcement
of
Strategic
Priorities
1
Last Twelve Months
Source:  Bloomberg, market data as of 30-Sep-2015
Note:
S&P
400
Restaurant
Index
includes
Panera,
Buffalo
Wild
Wings,
Cheesecake
Factory,
Brinker,
Cracker
Barrel,
Jack
in
the
Box,
Domino’s
Pizza,
Dunkin’
Brands
and
Wendy’s.
S&P
500
Restaurant
Index
includes
Chipotle,
Darden,
McDonald’s,
Starbucks
and
YUM!
Brands.
S&P
600
Restaurant
Index
includes
Papa
John’s,
Texas
Roadhouse,
DineEquity,
Popeyes
Louisiana
Kitchen,
Sonic,
Red
Robin
Gourmet
Burgers,
Bob
Evans,
BJ‘s
Restaurants,
Biglari
Holdings,
Ruth's
Hospitality
and
Ruby
Tuesday.
(1)
12-Sep-2011 is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
Cracker Barrel
S&P 400 Restaurant Index
S&P 500 Restaurant Index
S&P 600 Restaurant Index
S&P 400 Mid-Cap Index
Russell 2000 Index
60%
100%
140%
180%
220%
260%
300%
340%
380%
420%
Sep-2011
Sep-2012
Sep-2013
Sep-2014
Sep-2015
276.6%
132.9%
154.1%
65.4%
61.9%
64.2%
90%
100%
110%
120%
130%
140%
150%
160%
Sep-2014
Dec-2014
Mar-2015
Jun-2015
Sep-2015
45.5%
26.2%
21.5%
19.1%
(0.1)%
(0.2)%

Cracker Barrel Old Country Store

Domino's
RUTH'S
SONIC
dineEquity
Ruby Tuesday

7

…Performance Has Been Even More Dramatic When
Layering in Dividends
7
Source:  Bloomberg as of 30-Sep-2015
Note:
Represents
Total
Shareholder
Return
over
the
period
12-Sep-2011
through
30-Sep-2015.
Total
Shareholder
Return
calculated
by
share
price
appreciation
and
dividends
paid
(assumes
dividends
paid
are re-invested into the stock (purchasing more shares) on the ex-dividend date).  12-Sep-2011 represents the day prior to announcement of Strategic Priorities on 13-Sep-2011.
Share Price Appreciation
Dividend Contribution
277%
342%
289%
225%
161%
106%
95%
77%
78%
382%
364%
236%
175%
194%
169%
137%
50%
42%
(18)%
46%
16%
7%
24%
9%
15%
17%
12%
13%
24%
4%
26%
17%
322%
358%
296%
225%
185%
116%
109%
94%
78%
395%
364%
248%
199%
198%
169%
163%
67%
42%
4%
(18)%
-0.5
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
Median TSR = 150%
Median TSR = 169%
Median TSR = 150%
Median TSR = 169%
4%
S&P 400 Restaurants
S&P 600 Restaurants

CBRL is Keenly Focused on Continuing to Create Value
for Shareholders
8
Drive traffic
and sales through
advertising, menu strategies and
targeted marketing programs
Continue
to use seasonal menu promotions to drive
frequency
Further expand retail offerings to appeal to a larger
segment of the population and reach new markets
Increase number of on air weeks, sustain the successful
use of pulsing strategy and broaden media mix with
greater digital spend
Apply
technology and process
improvements to enhance overall
guest experience
Integration
of
new
digital
technology
as
a
way
to
add
convenience and enhance the guest experience
Test online waitlist capabilities through new dining room
management system
Launch of the Cracker Barrel Games App
Implement cost savings initiatives
to further drive operating margins
Improve operating margins through process
enhancements, reductions in food costs, utilities and
restaurant and retail labor
Several of these important initiatives to be completed
during
FY16
Invest
in long-term growth
through new unit expansion and
development of the fast casual
concept
Expand
Cracker Barrel footprint, including growth outside
the core market
Offer a different type of guest experience through fast
casual concept restaurants
1
2
3
4
Business Priorities for 2016

II. Why We Are Here – Protecting Shareholder Value

We Are Asking You to Approve Our Shareholder-Friendly
Rights Plan
10
Source:
2015 ISS United States Summary Proxy Voting Guidelines
ISS Guidelines
Deter creeping acquisition
of control without
premium by investor with history of doing so
Should
be
thoroughly
explained
3
years
from
adoption
No more than 3 years
20% trigger
No lower than a 20% trigger, flip-in or flip-over, but
just under 5% for NOL rights plan
No dead-hand, slow-hand, no-hand or similar
feature that limits the ability of a future board to
redeem the pill
No dead-hand, slow-hand, no-hand or similar
feature that limits the ability of a future board to
redeem the pill
If the board refuses to redeem the pill 90 days after
a
qualifying
offer
is
announced,
10%
of
the
shares
may call a special meeting or seek a written
consent to vote on rescinding the rights plan
If the board refuses to redeem the pill 90 days after
a
qualifying
offer
is
announced,
10%
of
the
shares
may call a special meeting or seek a written
consent to vote on rescinding the rights plan
If existing CBRL Rights Plan not approved by
shareholders,
will
terminate
upon
certification
of
shareholder vote
Within 12 months of adoption
Rationale
Rationale
Term
Term
Threshold
Threshold
Limitations
on Future
Redemptions
Limitations
on Future
Redemptions
Mandatory
Redemption
Mandatory
Redemption
Shareholder
Ratification
Shareholder
Ratification
In Guidelines?
CBRL 20% Rights Plan –
Adopted in Apr-2015
The plan before you is not intended to prevent a take-over or to deter fair offers for securities of the Company, and contains a “qualifying offer” provision for all-cash, fully financed tender offers
ISS Commentary on 2012 Shareholder Rights Plan (02-Nov-2012)
A vote FOR this proposal is warranted because the rights plan contains features that protect shareholders from entrenchment risk. Specifically, the pill has a three-
year term, a 20-percent trigger, and a robust qualifying offer clause and there is no dead-hand or slow-hand provision. In addition, there are no significant governance concerns at the company.
Identical to the Rights Plan Approved by Shareholders
by a Substantial Margin in 2012

Non-Cracker Barrel Nominees ~26%
Cracker Barrel Nominees ~74%

Non-Cracker Barrel Nominees ~10%
Cracker Barrel Nominees ~90%

Non-Cracker Barrel Nominees ~8%
Cracker Barrel Nominees ~92%

For Biglari Proposals ~8%
Against Biglari Proposals ~92%

11

WITH MANAGEMENT
All this… coincides not only with the
dissident's announcement of their
first, failed proxy contest, but with the
new CEO's announcement of her
strategic objectives, which thus far
appear to (be) delivering the goods
and driving meaningful increases in
shareholder value.
-ISS, Nov-2012
Our Shareholders Have Overwhelmingly Supported Us in
the Past
Proxy Advisory Firms’ Recommendations
11
Source:  Press releases, Public filings
(1)
Percentages based on number of shares voted excluding shares controlled by Biglari Holdings and its affiliates.
WITH MANAGEMENT
The company's key performance
trends, careful executive succession
process, and current board renewal
efforts strongly suggest that the
dissident's arguments are poorly-
founded, and that there is not a
compelling need for shareholders to
effect board change at this time.
-ISS, Dec-2011
WITH MANAGEMENT
Support for this proposal, therefore, is
not warranted given the firm's
relatively strong performance and
because the board appears to be
exercising prudent stewardship of
capital.
-ISS, Apr-2014
WITH MANAGEMENT
Given the strong operating and
financial performance under the
reconstituted board… the dissidents
have not made a compelling case that
board change is necessary.
-ISS, Oct-2013
2011 Proxy Vote¹
2012 Proxy Vote¹
2013 Proxy Vote¹
2014 Special
Meeting Vote¹
WITH DISSIDENT
Accordingly, we recommend that
shareholders use Biglari’s GOLD proxy
card to vote.
-Glass Lewis, Dec-2011
WITH MANAGEMENT
Further foundering Biglari's
most
recent solicitation are a series of
relatively uncompelling
and, at times,
specious arguments, which
collectively do little to support a
forward operating plan that is
decidedly light on detail.
-Glass Lewis, Nov-2012
WITH MANAGEMENT
We find no meaningful footing for the
Dissident's current solicitation. In the
simplest terms, the submitted resolutions
are unnecessarily prescriptive,
impractical and counterproductive.
-Glass Lewis, Apr-2014
WITH MANAGEMENT
We believe investors should
reasonably consider the dubious
corporate governance principles
promulgated by Biglari when
considering the prospective appeal of
electing either of Messrs. Biglari or
Cooley.
-Glass Lewis, Nov-2013

Source:  Public filings, company websites, other public sources
We Believe Biglari’s Actions Within His Own Company
Demonstrate the Need to Protect CBRL Shareholders (1/2)
Sardar Biglari has a track record of dubious corporate governance
Sardar Biglari
Used His
Shareholders’
Money to Usurp
Voting Control of
Biglari Holdings
In 2010, Sardar Biglari used shareholder funds to obtain personal voting control of ~15% of Biglari Holdings shares
—
Mr. Biglari used Biglari Holdings cash to invest in his personally-controlled investment vehicle, The Lion Fund, which The Lion Fund then used to buy Biglari Holdings stock, allowing the shares to remain outstanding and allowing him to claim personal voting control (even though he directly owned only ~1%)
In 2015, Sardar Biglari increased his control of Biglari Holdings to 49.5% through a controversial tender offer via The Lion Fund, again using Biglari Holdings shareholder money to do it
—
This tender offer followed a closely contested proxy fight at Biglari Holdings and now serves to effectively entrench Mr. Biglari’s
position
—
The maneuver was facilitated by a change to the corporate by-laws (the day before the tender offer), which included allowing Mr. Biglari to personally vote all 49.5% of shares and only allowing for special meetings to be called by the Board or Chairman
—
Glass Lewis referred to Mr. Biglari’s
structure as: “a circuitous and economically misaligned ownership framework between Biglari Holdings and Mr. Biglari’s shareholder-funded investment vehicle”
—
Lucian Bebchuck, Director of the Program on Corporate Governance at Harvard Law School, said of the move:
“the tender offer is an aggressive entrenchment move aimed at enabling the CEO [Sardar Biglari] to use shareholders’ money to gain control over the Company”

Source:  Public filings, company websites, other public sources
(1)
Percentage represents value of ~4.0mm CBRL shares held in The Lion Fund II ($103.18 per share) divided by BH market capitalization of $711mm as of 30-Sep-2013.
(2)
FY2014 ending 24-Sep-2014. On 16-Oct-2014, Biglari Holdings changed their fiscal year end from September to December.
(3)
Forbes, “The Implosion Of A Warren Buffett Wannabe”, 20-March-2015.
(4)
Biglari Holdings Form 10-K/A filed 30-Apr-2015; Figure includes $900k Base Salary, Biglari Holdings Bonus ($10mm in 2013, $0 in 2014), and Biglari Capital Corp. Incentive Reallocation ($14.7mm in
2013,
$34.4mm
in
2014);
excludes
Provision
for
Shared
Services
by
Biglari
Holdings
to
Biglari
Capital
Corp.
which
equaled
$1.6mm
in
2014.
(5)
Biglari Holdings Form 8-K, filed 3-Jul-2013; Biglari Holdings Form 10-K, filed 13-Dec-2010.
We Believe Biglari’s Actions Within His Own Company
Demonstrate the Need to Protect CBRL Shareholders (2/2)
Sardar Biglari
Has Also
Engaged in
Several Other
Transactions
That Served to
Further Entrench
His Position
In 2013, Biglari Holdings transferred ~3.8 million shares of CBRL stock to The Lion Fund (controlled by
Sardar Biglari through his ownership of Biglari Capital Corp., the general partner) with a 5-year lock-up
—
This
restructuring
transferred
control
over
an
asset
that
constituted
~58%
of
Biglari
Holdings’
market
cap
1
from
the public company to Mr. Biglari’s
personally-controlled private investment entity
In 2013, Biglari Holdings entered into a Trademark License Agreement with Sardar Biglari which requires the
Company to pay him 2.5% of revenues per year upon certain events such as his termination from the
Company or a Change of Control
—
2.5%
of
Biglari
Holdings’
FY2014
2
revenues
was
~$20
million
Other Self-
Interested
Transactions
Biglari Holdings’ restructurings have allowed Sardar Biglari to circumvent his shareholder-approved
$10.9mm
compensation
cap
3
–
Sardar
Biglari
paid
himself
more
than
$25mm
in
2013
and
more
than
$35mm
in 2014
4
—
The 2015 tender offer may allow Mr. Biglari to enhance his personal pay package even further by allowing him to collect hedge fund-like fees on nearly 50% of Biglari Holdings stock
Sardar Biglari has proposed a dual class, high vote / low vote stock structure at Biglari Holdings on multiple occasions
As part of the 2013 restructuring, Sardar Biglari acquired 100% of the stock in Biglari Capital Corp. (the general partner of The Lion Fund) from Biglari Holdings for ~$1.7mm, an asset that Biglari Holdings had previously
purchased
from
Sardar
Biglari
in
2010
for
~$4.1mm
5
Given Sardar Biglari’s
corporate governance track record, we believe
Cracker Barrel shareholders need the continued protections of a shareholder rights plan

Cracker Barrel Old Country Store

Forbes

NEW YORK POST

The New York Times

14

Third Party Views on Biglari’s Governance Practices
Source: ISS, Glass Lewis, Forbes, The New York Times, New York Post
The Board Room Strikes Back
Steven Davidoff Solomon, 21-Apr-2015
[Biglari Holdings’] victory is all the more remarkable because the company is a symbol of bad governance. It paid Mr. Biglari $34.4 million last year, prompting recommendations
against
the
management
slate
from
I.S.S.
and
Glass
Lewis.
Sardar Biglari in the Press
[Biglari Holdings’] numerous questionable governance practices, and particularly decisions by the independent directors regarding corporate investments in the CEO's personal hedge fund, raise significant questions about the stewardship of the incumbent directors.
-ISS, 26-Mar-2015
Proxy Advisory Firms’ Commentary on Biglari Holdings’ Spring 2015 Proxy Contest With Groveland Capital
In lieu of acting as a check on Mr. Biglari's predilection for sole investment and management control, the incumbent board appears, at the very least, content with continuing to support any program or policy forwarded by Mr. Biglari. These policies and programs have included, among other things, failed attempts at creating a dual class share structure at no discernible benefit to ordinary investors, creation of a circuitous and economically misaligned ownership framework between BHI and Mr. Biglari's shareholder-funded investment vehicle and execution of an array of licensing and compensation arrangements that appear to do little more than transfer wealth to Mr. Biglari without much regard to the operating performance of the Company's primary asset base or the tangible returns realized by BHI investors.
-Glass Lewis, 26-Mar-2015
There is a case to be made that Steak n Shake might not have survived the financial crisis without some sort of activist intervention. There is also a case to be made, without contradicting the first case, that after having helped the company survive, the cure subsequently became as bad as the disease.
-ISS, 05-Oct-2015
The Implosion Of A Warren Buffett Wannabe
Antoine Gara, 20-March-2015
In the case of Biglari Holdings, the holding company run by Buffett disciple
Sardar Biglari, 37, there’s little evidence of the corporate stewardship, shareholder returns and investing prowess that’s made Berkshire Hathaway a hallmark of American capitalism. Instead, shareholders in Biglari Holdings are beginning to tire with Biglari’s excessive compensation, self-dealing and unchecked power, in addition to his company’s murky and sharply declining financial results.
Biglari’s problems begin with CEO compensation and are illustrative of the poor judgement and overreach that can ruin a business. Over the past six years, Mr. Biglari has been paid a total of $75.9 million, with his 2014 pay exceeding $34 million as annual operating income tumbled to a five-year low.
How Biglari hoodwinked shareholders into such an arrangement is indicative of his company’s issues.
Maxim’s Relaunch As Men’s ‘Luxury Magazine’
Falls Flat
Keith J. Kelly, 1-September-2015
Biglari fancies himself a Warren Buffett-style conglomerate builder, although his publicly traded company has been underperforming the overall stock market for several years. He recently cemented his power by compelling
Lion
Fund
—
an
investment
company
that
he
controls
—
to
snap
up
29 percent of Biglari Holdings’ stock at $420 a share, giving him control of about
49 percent of the stock.

III. Vote to Approve the Shareholder Rights Plan

2012
2013
2014
2015
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
(2.5)%
1.3%
2.1%
3.5%
3.6%
4.2%
3.1%
4.5%
4.1%
2.0%
0.4%
2.0%
2.4%
4.8%
4.6%
2.7%

16

CBRL is Delivering Superior Performance…
(1)
Company
same
store
restaurant
sales
measured
against
the
Knapp-Track
TM
Casual
Dining
Index,
based
upon
respective
weekly
averages.
Quarters
relate
to
Cracker
Barrel’s
fiscal
year.
Outperformed
the
Casual
Dining
Industry
1
15
Out
of
the
Last
16
Quarters

$ 8.00
$ 7.00
$ 6.00
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ per Share
+88%
$ 3.62
$ 3.81
$ 4.34
$ 4.97
$ 5.63
$ 6.82
$ 7.30
$ 7.15
2010
2011
2012
2013
2014
2015
2016 Guidance Range

$ 8.00
$ 7.00
$ 6.00
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ per Share
+413% (excl. special dividend)
Special Dividend
$ 7.10
$ 3.00
$ 4.40
$ 0.80
$ 0.88
$ 1.15
$ 2.25
$ 3.25
$ 4.10
2010
2011
2012
2013
2014
2015
Current Annualized[1]

17

…And Our Success is Reflected in Our Results
Cracker Barrel Annual Earnings Per Share
Cracker Barrel Annual Dividend Per Share
Source:   Public filings, Press releases and Capital IQ as of 30-Sep-2015
Note:
EPS
numbers
adjusted
for
53
rd
week
in
2012,
and
all
years
adjusted
for
proxy
contest
expenses,
tax
reinstatements,
severance
and
restructuring
charges
where
applicable.
Please
see
Appendix
for
reconciliation of GAAP basis operating results to adjusted non-GAAP operating results. Years relate to CBRL fiscal years.
(1)
Current quarterly dividend of $1.10 annualized by multiplying by four.

ENHANCE

THE CORE

EXPAND

THE FOOTPRINT

EXTEND

THE BRAND

18

Three Years Ago We Presented Our Plan for
FY 2013 to FY 2015
Adjusted Operating Income
8-10% annual growth
Adjusted EPS
12-15% annual
growth
Adjusted Total Shareholder Return
15-18% per year
Metric
Plan
How did we do?

We Achieved These Results Through the Successful
Execution of Our Business Priorities
19
Extending the reach of the Cracker
Barrel brand to drive traffic and
sales
in both our restaurant and
retail businesses
Grew comparable store restaurant sales by 5.1%
Grew comparable store retail sales by 3.6%
Increased comparable store traffic by 2.1%
Optimizing average guest check
through the implementation of
geographic pricing tiers
Developed geographic pricing model and implemented
pricing tiers
Laid the foundation for further optimization of average
guest check
Applying technology and process
enhancements to drive store
operating margins
Realized notable labor savings through our plateware
reduction
initiative
and
a
systemwide
update
to
our
retail
labor scheduling
Completed the rollout of the Dining Room Management
system
Invest
in long-term growth
through new unit expansion and
development of the fast casual
concept
Since implementing new site selection tools, new stores
have outperformed expectations
Opened first of our new store (Fusion) prototype,
designed to save $200K/year in operating costs
Maintaining our balanced
approach to capital allocation
Declared a $3 special dividend
Increased our regular quarterly dividend by 10%,
bringing the total increase of our dividend to 400+%
since 2011
1
2
3
4
Business Priorities for 2015
5

Approve the Shareholder Rights Plan
We are continuing to execute on our proven strategic priorities
We believe it is vitally important to protect our shareholders from Biglari Holdings or any other party who attempts to accumulate a potentially controlling position without paying a change of control premium
This is a critical choice for you to make in protecting your investment
Our Board unanimously recommends a vote for the approval of the
Shareholder Rights Plan

Appendix – Additional Materials

Reconciliation of GAAP Basis Operating Results to
Adjusted Non-GAAP Operating Results
Twelve Months Ended August 3, 2012
Twelve Months Ended July 29, 2011
As Reported
Adjustments
1,4
53rd
Week
As Adjusted
As Reported
Adjustments
1,2,3,4
As Adjusted
Total Revenue
$ 2,580,195
$ (51,059)
$ 2,529,136
$ 2,434,435
$ 2,434,435
Store Operating Income
337,146
–
(11,093)
326,053
305,778
–
305,778
General and Administrative Expenses
$146,171
(6,863)
(1,370)
137,938
139,222
(2,172)
137,050
Impairment and Store Dispositions, Net
–
–
–
–
(625)
830
205
Operating Income
190,975
6,863
(9,723)
188,115
167,181
1,342
168,523
Interest Expense
44,687
–
(811)
43,876
51,490
(5,136)
46,354
Pretax Income
146,288
6,863
(8,912)
144,239
115,691
6,478
122,169
Provision for Income Tax
43,207
2,027
(2,632)
42,602
30,483
1,707
32,190
Net Income
$ 103,081
$ 4,836
$ (6,280)
$ 101,637
$ 85,208
$4,771
$ 89,979
Earnings Per Share –
Basic
$ 4.47
$ 0.21
(0.27)
$ 4.41
$ 3.70
$ 0.21
$ 3.91
Earnings Per Share –
Diluted
$ 4.40
$ 0.21
(0.27)
$ 4.34
$ 3.61
$ 0.20
$ 3.81
Source:  Public filings
(1)
Severance, other charges and tax effects related to organizational changes.
(2)
(Charges) Gain and tax effects of impairment net of gain on sale of property.
(3)
Refinancing costs and tax effects related to the Company's $750 million credit facility.
(4)
Charges and tax effects of the proxy contest concluded at the Company's annual meeting of shareholders.
(5)
Provision for taxes adjusted to exclude the $2.1 million prior year favorable effect of the retroactive reinstatement of the work opportunity tax credit.
(6)
Accrued
liability
and
tax
effects
related
to
the
settlement
of
the
Fair
Labor
Standards
Act
litigation.
Full
year
adjustments
includes
the
amount
accrued
in
the
first
quarter
of
2015,
which was not previously included in the reconciliation schedule.
(7)
Provision for taxes adjusted to exclude the $2.3 million prior year favorable effect of the retroactive reinstatement of the Work opportunity Tax Credit.
(8)
Charges and tax effects of the special meeting of shareholders or proxy contest at the annual shareholders meeting.
(Unaudited and $ in thousands, except per share data)
Twelve Months Ended July 31, 2015
Twelve Months Ended August 1, 2014
Twelve Months Ended August 2, 2013
As Reported
Adjustments
6,7
As Adjusted
As Reported
Adjustments
8
As Adjusted
As Reported
Adjustments
1,4,5
As Adjusted
Total Revenue
$
2,842,284
–
$
2,842,284
$
2,683,677
–
$
2,683,677
$ 2,644,630
–
$ 2,644,630
Store Operating Income
402,424
–
402,424
337,793
–
337,793
344,786
–
344,786
General and Administrative
Expenses
147,544
(3,519)
144,025
129,387
(4,313)
125,074
143,262
(5,634)
137,628
Impairment and Store
Dispositions, Net
–
–
–
–
–
–
–
–
–
Operating Income
254,880
3,519
258,399
208,406
4,313
212,719
201,524
5,634
207,158
Interest Expense
16,679
–
16,679
17,557
–
17,557
35,742
–
35,742
Pretax Income
238,201
3,519
241,720
190,849
4,313
195,162
165,782
5,634
171,416
Provision
for Income Tax
74,298
3,417
77,715
58,721
1,327
60,048
48,517
3,847
52,364
Net Income
$ 163,903
$ 102
$ 164,005
$ 132,128
$ 2,986
$ 135,114
$ 117,265
$ 1,787
$ 119,052
Earning Per Share –
Basic
$ 6.85
$ 0.01
$ 6.86
$
5.55
$ 0.13
$ 5.68
$ 4.95
$ 0.08
$ 5.02
Earning Per Share –
Diluted
$ 6.82
$ –
$ 6.82
$ 5.51
$ 0.12
$ 5.63
$ 4.90
$ 0.07
$ 4.97

✓
				✓
	Bob Evans Farms			✓
		✓		
	The Cheesecake Factory	✓		
	Cracker Barrel Old Country Store	✓		
			✓	
	dineEquity			✓
	dunkin' brands	✓		
	Domino's	✓		
	DARDEN		✓	
		✓		
		✓		

			✓	
				✓
	Panera	✓		
	PAPA JOHNS			✓
	RED ROBIN			✓
	Ruby Tuesday			✓
	RUTH'S			✓
			✓	
	SONIC			✓
	TEXAS			✓
	Wendy's	✓		
	Yum!		✓	

23

S&P Restaurant Index Composition
Respective S&P Restaurant Index Constituents
Ticker
Company Name
Logo
S&P
400
S&P
500
S&P
600
BH
Biglari Holdings
BJRI
BJ’s Restaurants
BOBE
Bob Evans Farms
BWLD
Buffalo Wild Wings
CAKE
The Cheesecake Factory
CBRL
Cracker Barrel Old Country Store
CMG
Chipotle Mexican Grill
DIN
DineEquity
DNKN
Dunkin Brands Group
DPZ
Domino’s Pizza
DRI
Darden Restaurants
EAT
Brinker International
JACK
Jack in the Box
Source:  Standard & Poor‘s
Ticker
Company Name
Logo
S&P
400
S&P
500
S&P
600
MCD
McDonald’s
PLKI
Popeyes
Louisiana Kitchen
PNRA
Panera Bread Company
PZZA
Papa John’s International
RRGB
Red Robin Gourmet Burgers
RT
Ruby Tuesday
RUTH
Ruth’s Hospitality Group
SBUX
Starbucks
SONC
Sonic
TXRH
Texas Roadhouse
WEN
The Wendy’s Company
YUM
Yum! Brands